Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED SEPTEMBER 18, 2019

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

JPMORGAN CORE BOND PORTFOLIO

Richard D. Figuly now serves as the lead portfolio manager of the JPMorgan Core Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective on or about March 31, 2020, it is expected that Barbara Miller will no longer serve as a portfolio manager of the Portfolio. Effective immediately, the following changes are made to the summary prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Richard D. Figuly, Managing Director of JPMIM, Barbara Miller, Managing Director of JPMIM, and Justin Rucker, Executive Director of JPMIM, have managed the Portfolio since 2016, 2015 and March 2019, respectively.

Effective on or about March 31, 2020, it is expected that Ms. Miller will no longer serve as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE